UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-07177

Name of Fund: Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive Officer, Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/05

Date of reporting period: 02/01/04 - 01/31/05

Item 1 - Report to Stockholders

BULL LOGO
Merrill Lynch Investment Managers

www.mlim.ml.com


Merrill Lynch
Mid Cap Value
Opportunities Fund



Annual Report
January 31, 2005



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.





Merrill Lynch Mid Cap Value Opportunities Fund of
The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Mid Cap Value Opportunities Fund


Portfolio Information as of January 31, 2005

                                 Percent of
Ten Largest Equity Holdings      Net Assets

WebMD Corp.                          2.6%
Convergys Corp.                      2.6
Diamond Offshore Drilling            2.3
Sovereign Bancorp, Inc.              2.2
Sungard Data Systems, Inc.           2.1
Foot Locker, Inc.                    1.9
Fluor Corp.                          1.9
Tech Data Corp.                      1.8
E*Trade Financial Corp.              1.8
Raytheon Co.                         1.8

                                Percent of
Sector Representation of           Total
Equity Holdings                 Investments

Financials                          22.8%
Information Technology              19.2
Industrials                         15.7
Health Care                         12.3
Consumer Discretionary              11.1
Energy                              10.1
Materials                            3.9
Consumer Staples                     3.3
Utilities                            1.6


                                Percent of
Five Largest Industries*        Net Assets

IT Services                          6.5%
Diversified Financial Services       5.6
Energy Equipment & Services          5.2
Electronic Equipment & Services      5.1
Oil & Gas                            4.7

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


A Letter From the President


Dear Shareholder
The U.S. equity market ended the current reporting period in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the best returns.

Total Returns as of January 31, 2005                  6-month  12-month

Equities (Standard & Poor's 500 Index)                  +8.16%  +6.23%

Fixed income (Lehman Brothers Aggregate Bond Index)     +3.81   +4.16

Tax-exempt fixed income
(Lehman Brothers Municipal Bond Index)                  +4.80   +4.86

High yield bonds
(Credit Suisse First Boston High Yield Index)           +7.85   +9.81


Over the past year, the U.S. economy transitioned from dependence on record monetary and fiscal stimulus to a broad-based, high-productivity, high-profit-margin growth engine. The year also marked the end of one of the most aggressive Federal Reserve Board (Fed) policy periods in history as deflation concerns, prevalent at the beginning of 2004, gave way to modest inflation scares - notably, food prices in the spring and energy prices in the fall.

The Fed more than doubled the federal funds rate, increasing it from 1% to 2.25% in five separate moves between June and December 2004. Yet, even as the Fed raised its target short-term interest rate, long-term bond yields were little changed year over year as buying interest on the part of foreign central banks remained strong. The yield on the 10-year Treasury note stood at 4.14% on January 31, 2005. Despite very strong earnings growth, stocks remained in a narrow trading range for most of 2004, but rebounded nicely in the fourth quarter as election uncertainties and energy price concerns dissipated. January, the first month of the new year and the final month of the current reporting period, was a challenging one for equities as reflected in the -2.44% return of the S&P 500 Index for the month.

As we ended the current reporting period, the economy and earnings growth were beginning to slow and the Fed appeared poised to continue moving interest rates higher (and, in fact, raised the federal funds rate another 25 basis points on February 2, 2005). Progress was being monitored on many fronts in Washington, although concerns remained about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

Looking ahead, the environment is likely to be a challenging one for investors. At the start of the new year, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,




Robert C. Doll, Jr.
President and Director



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


A Discussion With Your Fund's Portfolio Manager


Merrill Lynch Mid Cap Value Opportunities Fund delivered competitive returns relative to its benchmark, benefiting from favorable stock selection in the technology and energy sectors.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended January 31, 2005, Merrill Lynch Mid Cap Value Opportunities Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.90%, +11.00%, +11.03%, +12.24% and +11.68%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 9 of this report to shareholders.) Fund returns were competitive with the +11.10% return of the benchmark Standard & Poor's (S&P) MidCap 400 Index but trailed the +13.25% average return of the Lipper Mid Cap Value Funds category for the same period. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

Despite some challenges, U.S. equities ended the 12-month period in positive territory. The stock market performed strongly in the early months, but turned more volatile in the second and third quarters, based on election uncertainty, continued violence in Iraq and record-high oil prices. Relief came with the conclusion of the U.S. presidential election in November, and equities turned upward for the remainder of calendar year 2004.

Small cap stocks were the market leaders, with the S&P Small Cap 600 Index providing a 12-month return of +16.52% as of January 31, 2005. In contrast, the S&P 500 Index of large-capitalization stocks returned +6.23% for the same period. The value style of investing outpaced growth. The S&P MidCap 400 Barra Value Index recorded a one-year return of +12.68% as of January 31, 2005, while the S&P MidCap 400 Barra Growth Index returned +9.49%.

Relative to the S&P MidCap 400 Index, the Fund's 12-month returns were hindered by stock selection in the financials, health care and materials sectors. Holdings in these sectors, although providing sharply positive returns, failed to keep up with comparable companies in the benchmark index as investors returned to small speculative stocks in the final months of the fiscal year. Holdings that contributed positively to the Fund's 12-month results included Parametric Technology Corp., a provider of design software; Diamond Offshore Drilling, a deep water drilling company; and CNF Inc., a transportation and logistics company.

What changes were made to the portfolio during the period?

During the year, we trimmed the Fund's exposure to the consumer discretionary sector. We believe that rapid growth in consumer spending has largely run its course and is likely to decline with higher energy prices and an anticipated slowdown in mortgage-refinancing activity. We eliminated several retail holdings, including Abercrombie & Fitch Co., Federated Department Stores, Inc. and Limited Brands, Inc. We reduced exposure to restaurant stocks with the sale of Outback Steakhouse, Inc. and Darden Restaurants, Inc. We also reduced exposure to the materials sector when many stocks exceeded our price objectives. We trimmed exposure to steel-related stocks by eliminating our positions in International Steel Group, Inc., a producer of steel products, and Steel Dynamics Inc., an operator of steel mini-mills.

We have been active buyers in the health care sector, particularly of specialty pharmaceutical stocks. We believe that valuations are compelling by historical standards given widespread concern about generic competition. Some of these concerns are justified but, in certain circumstances, we believe investors may be underestimating the ability of specialty pharmaceutical companies to respond with licensing agreements and further market consolidation. There are specific steps companies can take to strengthen their competitive position. Additions to the portfolio within the health care sector included Shire Pharmaceuticals Plc, a specialty pharmaceuticals company; Chiron Corp., a biopharmaceutical company; and Cephalon, Inc., a biopharmaceutical company.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


During the summer months, we rebuilt the Fund's exposure to information technology given extreme stock price weakness and what we believed to be low valuation levels. We anticipate a shift away from consumer spending toward an environment where business spending leads the economy. Corporate balance sheets are strong and cash generation is high by historical standards. One important addition to the portfolio was Ascential Software Corp., a provider of enterprise software integration solutions. We previously owned shares of Ascential Software, having sold them on share price appreciation in 2003. We repurchased the stock based on strength of management, the company's balance sheet and a compelling valuation level.

How would you characterize the Fund's position at the close of the period?

Relative to the S&P MidCap 400 Index, the Fund ended the period overweight in the technology, industrials and energy sectors. We were underweight in the consumer discretionary and financials sectors. In general, we see less opportunity in the equity market than just six months ago. Following the 2004 year-end rally in equities, there are fewer variations in valuation and no single sector stands out. Speculative stocks rallied sharply, and much of the opportunity we identified going into the presidential election has been rewarded with share price appreciation. As a result, we entered 2005 with a more cautious stance and a higher median market cap.

Looking ahead, we are concerned that further meaningful outperformance of very small companies is unsustainable. Nonetheless, we are finding abundant new investments in the mid cap value area. In Merrill Lynch Mid Cap Value Opportunities Fund, recent purchases are focused on companies in the $2 billion to $5 billion range, where we believe investment opportunities are most plentiful.

R. Elise Baum, CFA
Vice President and Portfolio Manager

February 11, 2005



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after 6 years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                          6-Month        12-Month    Since Inception
As of January 31, 2005                                  Total Return   Total Return    Total Return
ML Mid Cap Value Opportunities Fund--Class A Shares*        +10.50%       +11.90%        +228.76%

ML Mid Cap Value Opportunities Fund--Class B Shares*        +10.08        +11.00         +207.35

ML Mid Cap Value Opportunities Fund--Class C Shares*        +10.10        +11.03         +202.28

ML Mid Cap Value Opportunities Fund--Class I Shares*        +10.67        +12.24         +237.02

ML Mid Cap Value Opportunities Fund--Class R Shares*        +10.43        +11.68         + 59.52

S&P MidCap 400 Index**                                      +12.24        +11.10     +327.29/+60.13

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are from 2/01/95 for Class
A, Class B, Class C & Class I Shares and from 2/04/03 for Class R
Shares.

**This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market. Since inception total returns are from 2/01/95 and from 2/04/03.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares
A line graph illustrating the total return on Class A and Class B shares in comparison to the S&P MidCap 400 Index++++. The values illustrated are:

ML Mid Cap Value Opportunities Fund++ --
Class A Shares*

Date                    Total Return

2/1/1995**                   $ 9,475
1/31/1996                     11,360
1/31/1997                     13,953
1/31/1998                     16,310
1/31/1999                     17,646
1/31/2000                     18,060
1/31/2001                     24,139
1/31/2002                     26,628
1/31/2003                     19,673
1/31/2004                     27,837
1/31/2005                     31,150

ML Mid Cap Value Opportunities Fund++ --
Class B Shares*

Date                    Total Return

2/1/1995**                   $10,000
1/31/1996                     11,889
1/31/1997                     14,481
1/31/1998                     16,785
1/31/1999                     18,013
1/31/2000                     18,274
1/31/2001                     24,214
1/31/2002                     26,501
1/31/2003                     19,411
1/31/2004                     27,466
1/31/2005                     30,735


S&P MidCap 400 Index++++

Date                    Total Return

2/1/1995**                   $10,000
1/31/1996                     13,092
1/31/1997                     15,960
1/31/1998                     19,956
1/31/1999                     23,289
1/31/2000                     27,016
1/31/2001                     33,393
1/31/2002                     32,300
1/31/2003                     26,945
1/31/2004                     38,459
1/31/2005                     42,729


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Mid Cap Value Opportunities Fund invests in common stocks of mid cap companies.

++++This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

Past performance is not predictive of future results.



Average Annual Total Return
                                      Return Without   Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 1/31/05                    +11.90%        + 6.03%

Five Years Ended 1/31/05                  +11.52         +10.32

Inception (2/01/95) through
1/31/05                                   +12.64         +12.04

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                          Return          Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 1/31/05                    +11.00%        + 7.00%

Five Years Ended 1/31/05                  +10.62         +10.36

Inception (2/01/95) through
1/31/05                                   +11.89         +11.89

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares
A line graph illustrating the total return on Class C and Class I shares in comparison to the S&P MidCap 400 Index++++. The values illustrated are:

ML Mid Cap Value Opportunities Fund++ --
Class C Shares*

Date                    Total Return

2/1/1995**                   $10,000
1/31/1996                     11,889
1/31/1997                     14,484
1/31/1998                     16,791
1/31/1999                     18,006
1/31/2000                     18,254
1/31/2001                     24,195
1/31/2002                     26,466
1/31/2003                     19,391
1/31/2004                     27,225
1/31/2005                     30,228


ML Mid Cap Value Opportunities Fund++ --
Class I Shares*

Date                    Total Return

2/1/1995**                   $ 9,475
1/31/1996                     11,379
1/31/1997                     14,019
1/31/1998                     16,419
1/31/1999                     17,816
1/31/2000                     18,274
1/31/2001                     24,488
1/31/2002                     27,075
1/31/2003                     20,057
1/31/2004                     28,449
1/31/2005                     31,932


S&P MidCap 400 Index++++

Date                    Total Return

2/1/1995**                   $10,000
1/31/1996                     13,092
1/31/1997                     15,960
1/31/1998                     19,956
1/31/1999                     23,289
1/31/2000                     27,016
1/31/2001                     33,393
1/31/2002                     32,300
1/31/2003                     26,945
1/31/2004                     38,459
1/31/2005                     42,729


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Mid Cap Value Opportunities Fund invests in common stocks of mid cap companies.

++++This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

Past performance is not predictive of future results.



Average Annual Total Return

                                          Return          Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 1/31/05                    +11.03%        +10.03%

Five Years Ended 1/31/05                  +10.61         +10.61

Inception (2/01/95) through
1/31/05                                   +11.70         +11.70

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                      Return Without   Return With
                                       Sales Charge   Sales Charge**

Class I Shares*

One Year Ended 1/31/05                    +12.24%        + 6.35%

Five Years Ended 1/31/05                  +11.81         +10.61

Inception (2/01/95) through
1/31/05                                   +12.92         +12.31

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class R Shares
A line graph illustrating the total return on Class R shares in comparison to the S&P MidCap 400 Index++++.
The values illustrated are:

ML Mid Cap Value Opportunities Fund++ --
Class R Shares*

Date                    Total Return

2/4/2003**                   $10,000
1/31/2004                     14,285
1/31/2005                     15,952


S&P MidCap 400 Index++++

Date                    Total Return

2/4/2003**                   $10,000
1/31/2004                     14,413
1/31/2005                     16,013


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Mid Cap Value Opportunities Fund invests in common stocks of mid cap companies.

++++This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.
P
ast performance is not predictive of future results.


Average Annual Total Return


Class R Shares                                            Return

One Year Ended 1/31/05                                   +11.68%

Inception (2/04/03) through 1/31/05                      +26.47

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005



Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2004 and held through January 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                     Expenses Paid
                                               Beginning               Ending       During the Period*
                                             Account Value         Account Value    August 1, 2004 to
                                             August 1, 2004       January 31, 2005   January 31, 2005
Actual
Class A                                         $1,000               $1,105.00           $ 6.69
Class B                                         $1,000               $1,100.80           $10.86
Class C                                         $1,000               $1,101.00           $10.86
Class I                                         $1,000               $1,106.70           $ 5.36
Class R                                         $1,000               $1,104.30           $ 8.01

Hypothetical
(5% annual return before expenses)**

Class A                                         $1,000               $1,018.85           $ 6.41
Class B                                         $1,000               $1,014.87           $10.41
Class C                                         $1,000               $1,014.87           $10.41
Class I                                         $1,000               $1,020.11           $ 5.14
Class R                                         $1,000               $1,017.59           $ 7.68

*For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.05% for Class B, 2.05% for Class C, 1.01% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Schedule of Investments                                                                  (in U.S. dollars)
North
America           Industry*              Shares Held    Common Stocks                               Value
United States--   Aerospace & Defense--1.8%  207,800    Raytheon Co.                        $    7,771,720
96.3%
                  Auto Components--0.8%      128,700    American Axle & Manufacturing
                                                        Holdings, Inc.                            3,455,595

                  Biotechnology--2.7%         30,400   ++Cephalon, Inc.                           1,495,680
                                              44,200   ++Chiron Corp. (j)                         1,451,970
                                             252,900   ++Human Genome Sciences, Inc.              3,022,155
                                             255,500   ++Maxygen, Inc.                            2,809,222
                                             123,800   ++Medimmune, Inc. (j)                      2,928,489
                                                                                            ---------------
                                                                                                 11,707,516

                  Building Products--1.0%    119,100    Masco Corp. (j)                           4,382,880

                  Capital Markets--2.8%      580,900   ++E*Trade Financial Corp.                  7,987,375
                                             290,700    Janus Capital Group, Inc.                 4,311,081
                                                                                            ---------------
                                                                                                 12,298,456

                  Chemicals--0.7%             61,900    Valspar Corp.                             3,033,100

                  Commercial Banks--4.6%     110,300    Banknorth Group, Inc.                     3,955,358
                                             295,000    The Colonial BancGroup, Inc.              5,953,100
                                              95,600    Compass Bancshares, Inc.                  4,476,948
                                             164,175    First Midwest Bancorp, Inc.               5,664,038
                                                                                            ---------------
                                                                                                 20,049,444

                  Commercial Services         56,800    Avery Dennison Corp.                      3,413,112
                  & Supplies--4.2%           282,000    Cendant Corp.                             6,641,100
                                              99,500    Cintas Corp.                              4,328,250
                                              97,400   ++Corrections Corp. of America             4,002,166
                                                                                            ---------------
                                                                                                 18,384,628

                  Communications             285,600   ++CommScope, Inc.                          4,292,568
                  Equipment--1.9%            577,200   ++Tellabs, Inc.                            4,109,664
                                                                                            ---------------
                                                                                                  8,402,232

                  Construction &
                  Engineering--1.9%          156,400    Fluor Corp.                               8,373,656

                  Construction
                  Materials--1.0%             77,300    Martin Marietta Materials, Inc.           4,175,746

                  Containers &
                  Packaging--1.7%            281,200   ++Crown Holdings, Inc.                     3,793,388
                                             251,900   ++Smurfit-Stone Container Corp.            3,788,576
                                                                                            ---------------
                                                                                                  7,581,964

                  Diversified Financial       54,700    Financial Select Sector SPDR Fund (f)(j)  1,633,889
                  Services--5.6%              50,000    iShares Russell 2000 Index Fund (j)(l)    6,212,000
                                              40,500    iShares S&P SmallCap 600 Index Fund (d)   6,441,930
                                              54,700    Midcap SPDR Trust Series 1 (b)(j)         6,460,070
                                              28,500    SPDR Trust Series 1 (e)(j)                3,367,275
                                                                                            ---------------
                                                                                                 24,115,164

                  Electric Utilities--1.6%   168,700    Cinergy Corp.                             6,796,923

                  Electronic Equipment &     174,700    Anixter International, Inc.               5,840,221
                  Instruments--5.1%          261,600   ++Ingram Micro, Inc. Class A               4,834,368
                                             190,400    Symbol Technologies, Inc. (j)             3,484,320
                                             190,100   ++Tech Data Corp.                          7,989,903
                                                                                            ---------------
                                                                                                 22,148,812

                  Energy Equipment           107,300    BJ Services Co.                           5,155,765
                  & Services--5.2%           223,300    Diamond Offshore Drilling                 9,773,841
                                              98,000    Energy Select Sector SPDR Fund (g)(j)     3,685,780
                                              45,100    Oil Service HOLDRs Trust (c)(j)           4,012,998
                                                                                            ---------------
                                                                                                 22,628,384


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Schedule of Investments(in U.S. dollars)                                                        (continued)
North America
(continued)       Industry*              Shares Held    Common Stocks                               Value
United States     Food Products--3.2%        188,000    ConAgra Foods, Inc.                  $    5,546,000
(continued)                                  333,600   ++Del Monte Foods Co. (j)                  3,763,008
                                              22,100    The JM Smucker Co.                        1,030,965
                                             124,400   ++Smithfield Foods, Inc.                   3,765,588
                                                                                            ---------------
                                                                                                 14,105,561

                  Health Care Equipment       71,900    CR Bard, Inc.                             4,874,820
                  & Supplies--2.1%           131,600    Mentor Corp.                              4,120,396
                                                                                            ---------------
                                                                                                  8,995,216

                  Health Care Providers    1,495,200   ++WebMD Corp.                             11,288,760
                  & Services--2.6%

                  Hotels, Restaurants         72,800    Harrah's Entertainment, Inc.              4,603,872
                  & Leisure--1.1%

                  Household Durables--0.4%    79,300    Newell Rubbermaid, Inc.                   1,706,536

                  IT Services--6.5%           84,200    Acxiom Corp.                              1,943,336
                                             788,200   ++Convergys Corp.                         11,263,378
                                             277,600    Sabre Holdings Corp. Class A              5,857,360
                                             336,000   ++Sungard Data Systems, Inc.               9,035,040
                                                                                            ---------------
                                                                                                 28,099,114
                  Industrial
                  Conglomerates--0.4%         30,900    Teleflex, Inc.                            1,568,175

                  Insurance--4.7%            115,300    ACE Ltd.                                  5,004,020
                                             318,400   ++Conseco, Inc.                            6,065,520
                                              72,300    First American Corp.                      2,673,654
                                             158,900    Protective Life Corp.                     6,540,324
                                                                                            ---------------
                                                                                                 20,283,518

                  Internet Software        3,055,146   ++Vignette Corp.                           4,002,241
                  & Services--0.9%

                  Leisure Equipment          313,500    Mattel, Inc.                              6,097,575
                  & Products--1.4%

                  Machinery--3.2%             80,500    Eaton Corp.                               5,473,195
                                              53,300    ITT Industries, Inc.                      4,545,957
                                             100,400    Reliance Steel & Aluminum Co.             3,852,348
                                                                                            ---------------
                                                                                                 13,871,500

                  Media--2.8%                170,200   Harte-Hanks, Inc.                          4,501,790
                                              58,900   Knight-Ridder, Inc.                        3,834,979
                                              79,100   ++Paxson Communications Corp.                129,724
                                             226,800   The Reader's Digest Association,
                                                       Inc. Class A                               3,656,016
                                                                                            ---------------
                                                                                                 12,122,509

                  Metals & Mining--0.4%      236,200   ++GrafTech International Ltd.              1,922,668

                  Oil & Gas--4.7%             52,000    Murphy Oil Corp.                          4,642,560
                                             100,000    Noble Energy, Inc.                        5,917,000
                                              56,400    Sunoco, Inc.                              4,934,436
                                             105,500    Unocal Corp.                              5,018,635
                                                                                            ---------------
                                                                                                 20,512,631


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Schedule of Investments (continued)                                                      (in U.S. dollars)
North America
(concluded)       Industry*              Shares Held    Common Stocks                               Value
United States     Pharmaceuticals--2.8%      631,000    ++King Pharmaceuticals, Inc.        $     6,631,810
(concluded)                                  153,200    Medicis Pharmaceutical Corp.
                                                        Class A                                   5,530,520
                                                                                            ---------------
                                                                                                 12,162,330

                  Real Estate--1.4%          155,800    Equity Office Properties Trust (j)        4,359,284
                                              91,400    Friedman Billings Ramsey Group,
                                                        Inc. Class A                              1,798,752
                                                                                            ---------------
                                                                                                  6,158,036

                  Road & Rail--2.1%          150,200    CSX Corp.                                 6,003,494
                                              98,000    USF Corp.                                 3,230,080
                                                                                            ---------------
                                                                                                  9,233,574

                  Semiconductors &            87,300   ++DSP Group, Inc.                          2,165,913
                  Semiconductor
                  Equipment--0.5%

                  Software--3.9%             406,300   ++Ascential Software Corp. (j)             5,814,153
                                             182,200   ++Compuware Corp.                          1,257,180
                                              95,700   ++Filenet Corp.                            2,138,895
                                              96,112   ++JDA Software Group, Inc.                 1,155,266
                                              59,000    Nasdaq-100 Index Tracking Stock (j)(k)    2,206,600
                                             670,300   ++Parametric Technology Corp.              3,820,710
                                              44,400   ++Siebel Systems, Inc.                       386,724
                                                                                            ---------------
                                                                                                 16,779,528

                  Specialty Retail--4.5%     313,000    Foot Locker, Inc.                         8,425,960
                                             194,500   ++Linens `N Things, Inc.                   5,037,550
                                             237,200    TJX Cos., Inc.                            5,939,488
                                                                                            ---------------
                                                                                                 19,402,998

                  Thrifts &
                  Mortgage Finance--3.2%     115,800    New York Community Bancorp, Inc.          2,064,714
                                             418,900    Sovereign Bancorp, Inc. (j)               9,525,786
                                              54,600    Webster Financial Corp.                   2,448,810
                                                                                            ---------------
                                                                                                 14,039,310

                  Trading Companies           61,000    WW Grainger, Inc.                         3,733,810
                  & Distributors--0.9%
                                                        Total Common Stocks in
                                                        North America--96.3%                    418,161,595

Western Europe
Switzerland--0.1% Biotechnology--0.1%         26,300    Serono SA (a)                               406,072

                                                        Total Common Stocks in Switzerland          406,072
United Kingdom
--1.8%            Pharmaceuticals--1.8%      220,500    Shire Pharmaceuticals Plc (a)             7,717,500

                                                        Total Common Stocks in the
                                                        United Kingdom                            7,717,500

                                                        Total Common Stocks in
                                                        Western Europe--1.9%                      8,123,572

                                                        Total Common Stocks
                                                        (Cost--$357,959,247)--98.2%             426,285,167

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Schedule of Investments (concluded)                                                       (in U.S. dollars)
                                 Beneficial Interest    Short-Term Securities                       Value
                                        $10,814,473     Merrill Lynch Liquidity Series,
                                                        LLC Cash Sweep Series I (h)         $    10,814,473
                                          47,964,950    Merrill Lynch Liquidity Series,
                                                        LLC Money Market Series (h)(i)           47,964,950

                                                        Total Short-Term Securities
                                                        (Cost--$58,779,423)--13.5%               58,779,423

                  Total Investments (Cost--$416,738,670**)--111.7%                              485,064,590
                  Liabilities in Excess of Other Assets--(11.7%)                               (50,958,071)
                                                                                            ---------------
                  Net Assets--100.0%                                                        $   434,106,519
                                                                                            ===============


++Non-income producing security.

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.These industry classifications are unaudited.

**The cost and unrealized appreciation (depreciation) of investments as of January 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost                     $419,582,669
                                   ============
Gross unrealized appreciation      $ 75,996,658
Gross unrealized depreciation      (10,514,737)
                                   ------------
Net unrealized appreciation        $ 65,481,921
                                   ============
(a)Depositary Receipts.

(b)Represents ownership in MidCap SPDR Trust, a registered unit investment trust. The investment objective of the MidCap SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P MidCap 400 Index.

(c)Represents ownership in Oil Services HOLDRs Trust. The Oil
Services HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the oil service industry.

(d)iShares S&P SmallCap 600 Index Fund is an exchange traded fund.
The Fund seeks investment results that correspond to the performance of the S&P SmallCap 600 Index.

(e)Represents ownership in SPDR Trust Series 1, a registered unit investment trust. The investment objective of the SPDR Trust Series
1 is to provide investment results that generally correspond to the price performance and dividend yield of the component stocks of the S&P 500 Index.

(f)Represents ownership in Financial Select Sector SPDR Fund, registered in the United States. The investment objective of the Financial Select Sector SPDR Fund is to provide investment results that correspond to the performance of The Financial Select Sector
Index.

(g)Represents ownership in Energy Select Sector SPDR Fund, registered in the United States. The investment objective of the Energy Select Sector SPDR Fund is to provide investment results that before expensescorresponds to the performance of The Energy Select
Sector Index.

(h)Investments in companies considered to be an affiliate of the
Fund (such companies are defined as "Affiliated Companies" in
Section 2(a)(3) of the Investment Company Act of 1940) were as follows:
                                                       Interest/
                                           Net         Dividend
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I             $  4,607,987     $246,562
Merrill Lynch Liquidity Series,
   LLC Money Market Series             $   (218,200)     $46,829
Merrill Lynch Premier
   Institutional Fund                   (16,061,050)     $ 4,664

(i)Security was purchased with the cash proceeds from securities loans.

(j)Security, or a portion of security, is on loan.

(k)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.

(l)iShares Russell 2000 Index Fund is an exchange traded fund. The
Fund seeks investment results that correspond to the performance of the Russell 2000 Index.

See Notes to Financial Statements.

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Statement of Assets and Liabilities
As of January 31, 2005
Assets
                    Investments in unaffiliated securities, at value
                    (including securities loaned of $46,996,548)
                    (identified cost--$357,959,247)                                                       $  426,285,167
                    Investments in affiliated securities, at value
                    (identified cost--$58,779,423)                                                            58,779,423
                    Receivables:
                      Securities sold                                                    $    8,405,596
                      Capital shares sold                                                       726,918
                      Dividends                                                                 258,109
                      Interest from affiliates                                                   20,700
                      Securities lending                                                          2,744        9,414,067
                                                                                         --------------
                    Prepaid expenses                                                                              28,600
                                                                                                          --------------
                    Total assets                                                                             494,507,257
                                                                                                          --------------

Liabilities
                    Collateral on securities loaned, at value                                                 47,964,950
                    Payables:
                      Securities purchased                                                   11,013,195
                      Capital shares redeemed                                                   720,286
                      Investment adviser                                                        237,089
                      Distributor                                                               203,322
                      Other affiliates                                                          181,730       12,355,622
                                                                                         --------------
                    Accrued expenses and other liabilities                                                        80,166
                                                                                                          --------------
                    Total liabilities                                                                         60,400,738
                                                                                                          --------------

Net Assets
                    Net assets                                                                            $  434,106,519
                                                                                                          ==============

Net Assets Consist of
                    Class A Shares of Capital Stock, $.10 par value,
                    40,000,000 shares authorized                                                          $      440,578
                    Class B Shares of Capital Stock, $.10 par value,
                    40,000,000 shares authorized                                                                 678,986
                    Class C Shares of Capital Stock, $.10 par value,
                    40,000,000 shares authorized                                                                 488,174
                    Class I Shares of Capital Stock, $.10 par value,
                    20,000,000 shares authorized                                                                 646,986
                    Class R Shares of Capital Stock, $.10 par value,
                    40,000,000 shares authorized                                                                  39,324
                    Paid-in capital in excess of par                                                         353,627,638
                    Undistributed realized capital gains--net                            $    9,858,913
                    Unrealized appreciation--net                                             68,325,920
                                                                                         --------------
                    Total accumulated earnings--net                                                           78,184,833
                                                                                                          --------------
                    Net Assets                                                                            $  434,106,519
                                                                                                          ==============

Net Asset Value
                    Class A--Based on net assets of $85,183,629 and 4,405,776
                    shares outstanding                                                                    $        19.33
                                                                                                          ==============
                    Class B--Based on net assets of $125,145,218 and 6,789,858
                    shares outstanding                                                                    $        18.43
                                                                                                          ==============
                    Class C--Based on net assets of $89,770,788 and 4,881,740
                    shares outstanding                                                                    $        18.39
                                                                                                          ==============
                    Class I--Based on net assets of $126,651,078 and 6,469,862
                    shares outstanding                                                                    $        19.58
                                                                                                          ==============
                    Class R--Based on net assets of $7,355,806 and 393,236
                    shares outstanding                                                                    $        18.71
                                                                                                          ==============

                    See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Statement of Operations
For the Year Ended January 31, 2005
Investment Income
                    Dividends (net of $3,785 foreign withholding tax)                                     $    4,018,542
                    Interest from affiliates                                                                     246,562
                    Securities lending--net                                                                       51,493
                                                                                                          --------------
                    Total income                                                                               4,316,597
                                                                                                          --------------
Expenses
                    Investment advisory fees                                             $    2,645,844
                    Account maintenance and distribution fees--Class B                        1,329,223
                    Account maintenance and distribution fees--Class C                          873,766
                    Transfer agent fees--Class B                                                374,497
                    Transfer agent fees--Class I                                                266,127
                    Transfer agent fees--Class C                                                254,227
                    Account maintenance fees--Class A                                           183,593
                    Transfer agent fees--Class A                                                178,165
                    Accounting services                                                         170,888
                    Registration fees                                                            72,801
                    Custodian fees                                                               65,523
                    Printing and shareholder reports                                             62,437
                    Professional fees                                                            57,790
                    Directors' fees and expenses                                                 22,446
                    Account maintenance and distribution fees--Class R                           18,363
                    Transfer agent fees--Class R                                                  8,826
                    Pricing fees                                                                  1,265
                    Other                                                                        47,789
                                                                                         --------------
                    Total expenses                                                                             6,633,570
                                                                                                          --------------
                    Investment loss--net                                                                     (2,316,973)
                                                                                                          --------------

Realized & Unrealized Gain--Net
                    Realized gain on investments--net                                                         37,752,452
                    Change in unrealized appreciation on investments--net                                      8,837,274
                                                                                                          --------------
                    Total realized and unrealized gain--net                                                   46,589,726
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   44,272,753
                                                                                                          ==============

                    See Notes to Financial Statements.

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Statements of Changes in Net Assets
                                                                                         For the Year Ended January 31,
Increase (Decrease) in Net Assets:                                                          2005               2004
Operations
                    Investment loss--net                                                 $  (2,316,973)   $  (2,505,111)
                    Realized gain (loss)--net                                                37,752,452      (2,979,434)
                    Change in unrealized appreciation--net                                    8,837,274      113,884,149
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     44,272,753      108,399,604
                                                                                         --------------   --------------

Distributions to Shareholders
                    Realized gain--net:
                      Class A                                                                 (566,533)               --
                      Class B                                                                 (916,167)               --
                      Class C                                                                 (639,671)               --
                      Class I                                                                 (811,437)               --
                      Class R                                                                  (41,754)               --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (2,975,562)               --
                                                                                         --------------   --------------

Capital Share Transactions
                    Net increase (decrease) in net assets derived from
                    capital share transactions                                               14,070,858      (3,271,592)
                                                                                         --------------   --------------
Net Assets
                    Total increase in net assets                                             55,368,049      105,128,012
                    Beginning of year                                                       378,738,470      273,610,458
                                                                                         --------------   --------------
                    End of year                                                          $  434,106,519   $  378,738,470
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Financial Highlights
                                                                                           Class A

The following per share data and ratios have been derived                       For the Year Ended January 31,
from information provided in the financial statements.                  2005       2004      2003     2002        2001
Per Share Operating Performance
                    Net asset value, beginning of year                $  17.39   $  12.29  $  17.04  $  16.14   $  14.05
                                                                      --------   --------  --------  --------   --------
                    Investment income (loss)--net*                       (.04)      (.05)     (.04)      --++     --++++
                    Realized and unrealized gain (loss)--net              2.11       5.15    (4.40)      1.60       4.27
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.07       5.10    (4.44)      1.60       4.27
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain--net           (.13)         --     (.31)     (.70)     (2.18)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  19.33   $  17.39  $  12.29  $  17.04   $  16.14
                                                                      ========   ========  ========  ========   ========

Total Investment Return**
                    Based on net asset value per share                  11.90%     41.50%  (26.12%)    10.31%     33.66%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets
                    Expenses                                             1.26%      1.34%     1.37%     1.36%      1.78%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                       (.20%)     (.34%)    (.26%)    (.02%)       .02%
                                                                      ========   ========  ========  ========   ========
Supplemental Data
                    Net assets, end of year (in thousands)            $ 85,184   $ 62,061  $ 31,504  $ 36,225   $  7,757
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  82.43%     86.16%    73.90%    98.94%    153.48%
                                                                      ========   ========  ========  ========   ========

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

++++Amount is less than $.01 per share.

See Notes to Financial Statements.

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Financial Highlights (continued)
                                                                                           Class B

The following per share data and ratios have been derived                       For the Year Ended January 31,
from information provided in the financial statements.                  2005       2004      2003     2002        2001
Per Share Operating Performance
                    Net asset value, beginning of year                $  16.72   $  11.90  $  16.64  $  15.86   $  13.72
                                                                      --------   --------  --------  --------   --------
                    Investment loss--net*                                (.17)      (.16)     (.15)     (.12)      (.11)
                    Realized and unrealized gain (loss)--net              2.01       4.98    (4.29)      1.56       4.17
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.84       4.82    (4.44)      1.44       4.06
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain--net           (.13)         --     (.30)     (.66)     (1.92)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  18.43   $  16.72  $  11.90  $  16.64   $  15.86
                                                                      ========   ========  ========  ========   ========

Total Investment Return**
                    Based on net asset value per share                  11.00%     40.50%  (26.75%)     9.45%     32.50%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets
                    Expenses                                             2.05%      2.15%     2.17%     2.17%      2.62%
                                                                      ========   ========  ========  ========   ========
                    Investment loss--net                                (.99%)    (1.14%)   (1.05%)    (.78%)     (.80%)
                                                                      ========   ========  ========  ========   ========

Supplemental Data
                    Net assets, end of year (in thousands)            $125,145   $139,610  $115,748  $162,316   $ 67,062
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  82.43%     86.16%    73.90%    98.94%    153.48%
                                                                      ========   ========  ========  ========   ========

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Financial Highlights (continued)
                                                                                           Class C

The following per share data and ratios have been derived                       For the Year Ended January 31,
from information provided in the financial statements.                  2005       2004      2003     2002        2001
Per Share Operating Performance
                    Net asset value, beginning of year                $  16.68   $  11.88  $  16.61  $  15.84   $  13.70
                                                                      --------   --------  --------  --------   --------
                    Investment loss--net*                                (.18)      (.16)     (.15)     (.12)      (.12)
                    Realized and unrealized gain (loss)--net              2.02       4.96    (4.27)      1.55       4.18
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.84       4.80    (4.42)      1.43       4.06
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain--net           (.13)         --     (.31)     (.66)     (1.92)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  18.39   $  16.68  $  11.88  $  16.61   $  15.84
                                                                      ========   ========  ========  ========   ========

Total Investment Return**
                    Based on net asset value per share                  11.03%     40.40%  (26.73%)     9.38%     32.55%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets
                    Expenses                                             2.06%      2.16%     2.19%     2.19%      2.65%
                                                                      ========   ========  ========  ========   ========
                    Investment loss--net                               (1.00%)    (1.15%)   (1.07%)    (.79%)     (.84%)
                                                                      ========   ========  ========  ========   ========
Supplemental Data
                    Net assets, end of year (in thousands)            $ 89,771   $ 84,755  $ 67,233  $ 80,227   $ 37,475
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  82.43%     86.16%    73.90%    98.94%    153.48%
                                                                      ========   ========  ========  ========   ========

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Financial Highlights (continued)
                                                                                           Class I

The following per share data and ratios have been derived                       For the Year Ended January 31,
from information provided in the financial statements.                  2005       2004      2003     2002        2001
Per Share Operating Performance
                    Net asset value, beginning of year                $  17.56   $  12.38  $  17.12  $  16.20   $  14.13
                                                                      --------   --------  --------  --------   --------
                    Investment income (loss)--net*                         .01      (.01)      --++       .03       --++
                    Realized and unrealized gain (loss)--net              2.14       5.19    (4.42)      1.62       4.33
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.15       5.18    (4.42)      1.65       4.33
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain--net           (.13)         --     (.32)     (.73)     (2.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  19.58   $  17.56  $  12.38  $  17.12   $  16.20
                                                                      ========   ========  ========  ========   ========

Total Investment Return**
                    Based on net asset value per share                  12.24%     41.84%  (25.92%)    10.56%     34.01%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets
                    Expenses                                             1.01%      1.09%     1.12%     1.10%      1.47%
                                                                      ========   ========  ========  ========   ========
                    Investment income (loss)--net                         .04%     (.09%)    (.01%)      .19%     (.01%)
                                                                      ========   ========  ========  ========   ========

Supplemental Data
                    Net assets, end of year (in thousands)            $126,651   $ 91,845  $ 59,125  $ 72,570   $  3,770
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  82.43%     86.16%    73.90%    98.94%    153.48%
                                                                      ========   ========  ========  ========   ========

*Based on average shares outstanding.

**Total investment returns exclude the effects of sales charges.

++Amount is less than $(.01) per share.

See Notes to Financial Statements.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Financial Highlights (concluded)
                                                                                                    Class R
                                                                                              For the     For the Period
                                                                                            Year Ended   February 4, 2003++
The following per share data and ratios have been derived                                    January 31,    to January 31,
from information provided in the financial statements.                                          2005             2004
Per Share Operating Performance
                    Net asset value, beginning of period                                      $   16.87        $   11.81
                                                                                              ---------        ---------
                    Investment loss--net***                                                       (.08)            (.09)
                    Realized and unrealized gain--net                                              2.05             5.15
                                                                                              ---------        ---------
                    Total from investment operations                                               1.97             5.06
                                                                                              ---------        ---------
                    Less distributions from realized gain--net                                    (.13)               --
                                                                                              ---------        ---------
                    Net asset value, end of period                                            $   18.71        $   16.87
                                                                                              =========        =========

Total Investment Return**
                    Based on net asset value per share                                           11.68%        42.85%+++
                                                                                              =========        =========
Ratios to Average Net Assets
                    Expenses                                                                      1.51%           1.53%*
                                                                                              =========        =========
                    Investment loss--net                                                         (.45%)          (.58%)*
                                                                                              =========        =========

Supplemental Data
                    Net assets, end of period (in thousands)                                  $   7,356         $    467
                                                                                              =========        =========
                    Portfolio turnover                                                           82.43%           86.16%
                                                                                              =========        =========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Mid Cap Value Opportunities Fund (the "Fund") (formerly Merrill Lynch Mid Cap Value Fund) is a series of The Asset Program, Inc. (the "Program"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,312,853 has been reclassified between undistributed net realized capital gains and accumulated net investment loss and $4,120 has been reclassified between paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating losses and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Program has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                  Account
                Maintenance            Distribution
                    Fee                    Fee

Class A             .25%                   --
Class B             .25%                  .75%
Class C             .25%                  .75%
Class R             .25%                  .25%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Notes to Financial Statements (continued)


For the year ended January 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                   FAMD         MLPF&S

Class A           $3,045       $43,606
Class I           $  120       $ 1,991

For the year ended January 31, 2005, MLPF&S received contingent deferred sales charges of $183,313 and $8,206 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of January 31, 2005, the Fund lent securities with a value of $13,446,200 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended January 31, 2005, MLIM, LLC received $22,189 in securities lending agent fees.

In addition, MLPF&S received $170,056 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Program's transfer agent.

For the year ended January 31, 2005, the Fund reimbursed MLIM $8,712 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2005 were $332,875,272 and $322,703,304, respectively.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $14,070,858 and $(3,271,592) for the years ended January 31, 2005 and January 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                         Dollar
Ended January 31, 2005                Shares        Amount

Shares sold                         1,298,739   $ 23,735,475
Automatic conversion of
   shares                             617,029     11,257,665
Shares issued to share-
   holders in reinvestment
   of distributions                    27,545        538,231
                                -------------   ------------
Total issued                        1,943,313     35,531,371
Shares redeemed                   (1,105,597)   (20,336,916)
                                -------------   ------------
Net increase                          837,716   $ 15,194,455
                                =============   ============


Class A Shares for the Year                         Dollar
Ended January 31, 2004                Shares        Amount

Shares sold                         1,033,155   $ 14,869,599
Automatic conversion
   of shares                          714,328     10,389,781
                                -------------   ------------
Total issued                        1,747,483     25,259,380
Shares redeemed                     (743,365)   (10,882,870)
                                -------------   ------------
Net increase                        1,004,118   $ 14,376,510
                                =============   ============


Class B Shares for the Year                         Dollar
Ended January 31, 2005                Shares        Amount

Shares sold                           870,574   $ 15,160,268
Shares issued to share-
   holders in reinvestment
   of distributions                    43,801        828,706
                                -------------   ------------
Total issued                          914,375     15,988,974
                                -------------   ------------
Shares redeemed                   (1,831,783)   (31,967,958)
Automatic conversion
   of shares                        (644,409)   (11,257,665)
                                -------------   ------------
Total redeemed                    (2,476,192)   (43,225,623)
                                -------------   ------------
Net decrease                      (1,561,817)  $(27,236,649)
                                =============   ============


Class B Shares for the Year                         Dollar
Ended January 31, 2004                Shares        Amount

Shares sold                         1,163,630   $ 16,729,114
                                -------------   ------------
Automatic conversion
   of shares                        (740,282)   (10,389,781)
Shares redeemed                   (1,795,149)   (24,689,495)
                                -------------   ------------
Net decrease                      (1,371,801)  $(18,350,162)
                                =============   ============



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Notes to Financial Statements (concluded)




Class C Shares for the Year                         Dollar
Ended January 31, 2005                Shares        Amount

Shares sold                           872,632   $ 15,251,535
Shares issued to share-
   holders in reinvestment
   of distributions                    30,489        567,095
                                -------------   ------------
Total issued                          903,121     15,818,630
                                -------------   ------------
Shares redeemed                   (1,102,141)   (19,169,507)
                                -------------   ------------
Net decrease                        (199,020)  $ (3,350,877)
                                =============   ============


Class C Shares for the Year                         Dollar
Ended January 31, 2004                Shares        Amount

Shares sold                           712,972  $ 10,434,756
Shares redeemed                   (1,291,213)   (18,090,030)
                                -------------   ------------
Net decrease                        (578,241)  $ (7,655,274)
                                =============   ============


Class I Shares for the Year                         Dollar
Ended January 31, 2005                Shares        Amount

Shares sold                         2,510,494   $ 46,408,243
Shares issued to share-
   holders in reinvestment
   of distributions                    30,307        599,474
                                -------------   ------------
Total issued                        2,540,801     47,007,717
Shares redeemed                   (1,299,827)   (24,035,713)
                                -------------   ------------
Net increase                        1,240,974   $ 22,972,004
                                =============   ============


Class I Shares for the Year                         Dollar
Ended January 31, 2004                Shares        Amount

Shares sold                         2,010,787   $ 31,127,233
Shares redeemed                   (1,558,315)   (23,178,188)
                                -------------   ------------
Net increase                          452,472   $  7,949,045
                                =============   ============


Class R Shares for the Year                         Dollar
Ended January 31, 2005                Shares        Amount

Shares sold                           467,520   $  8,314,504
Shares issued to share-
   holders in reinvestment
   of distributions                     2,208         41,754
                                -------------   ------------
Total issued                          469,728      8,356,258
Shares redeemed                     (104,176)    (1,864,333)
                                -------------   ------------
Net increase                          365,552   $  6,491,925
                                =============   ============


Class R Shares for the
Period February 4, 2003++                           Dollar
to January 31, 2004                   Shares        Amount

Shares sold                            56,790    $   901,164
Shares redeemed                      (29,106)      (492,875)
                                -------------   ------------
Net increase                           27,684   $    408,289
                                =============   ============

++Commencement of operations.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended January 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended January 31, 2005 and January 31, 2004 was as follows:


                                    1/31/2005      1/31/2004
Distributions paid from
   net long-term capital
   gains                           $2,975,562             --
                                   ----------    -----------
Total taxable distributions        $2,975,562             --
                                   ==========    -----------


As of January 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                $3,056,776
Undistributed long-term capital gains--net         9,646,136
                                                  ----------
Total undistributed earnings--net                 12,702,912
Capital loss carryforward                                 --
Unrealized gains--net                             65,481,921*
                                                 -----------
Total accumulated earnings--net                  $78,184,833
                                                 ===========

*The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Asset Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Mid Cap Value Opportunities Fund (formerly Merrill Lynch Mid Cap Value Fund) of The Asset Program, Inc. (the "Program") as of January 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Program is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Program's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc. as of January 31, 2005, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

March 22, 2005



Important Tax Information (unaudited)

Merrill Lynch Mid Cap Value Opportunities Fund distributed long-term capital gains of $.131133 per share to shareholders of record on December 15, 2004.



MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Officers and Directors
                                                                                                    Number of
                                 Position(s)                                                       Portfolios in  Other Public
                                    Held     Length of                                             Fund Complex   Directorships
                                    with      Time      Principal Occupation(s)                     Overseen by      Held by
Name              Address & Age     Fund     Served     During Past 5 Years                           Director       Director
Interested Director

Robert C. Doll,   P.O. Box 9011     President 2005      President of MLIM/FAM-advised funds since      114 Funds      None
Jr.*              Princeton, NJ     and       to        2005; President of MLIM and FAM since 2001;    150 Portfolios
                  08543-9011        Director  present   Co-Head (Americas Region) thereof from 2000
                  Age: 50                               to 2001 and Senior Vice President from 1999
                                                        to 2001; President and Director of Princeton
                                                        Services, Inc. since 2001; President of
                                                        Princeton Administrators, L.P. since 2001;
                                                        Chief Investment Officer of Oppenheimer Funds,
                                                        Inc. in 1999 and Executive Vice President
                                                        thereof from 1991 to 1999.

* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December
31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

Independent Directors*
James H. Bodurtha P.O. Box 9095     Director  2002 to   Director, The China Business Group, Inc.        38 Funds      None
                  Princeton, NJ               present   since 1996 and Executive Vice President         55 Portfolios
                  08543-9095                            thereof from 1996 to 2003; Chairman of
                  Age: 60                               the Board, Berkshire Holding Corporation
                                                        since 1980; Partner, Squire,Sanders &
                                                        Dempsey from 1980 to 1993.

Joe Grills        P.O. Box 9095     Director  1994 to   Member of the Committee of Investment of        38 Funds      Kimco
                  Princeton, NJ               present   Employee Benefit Assets of the Association      55 Portfolios Realty
                  08543-9095                            of Financial Professionals ("CIEBA") since                    Corp-
                  Age: 69                               1986; Member of CIEBA's Executive Committee                   oration
                                                        since 1988 and its Chairman from 1991 to 1992;
                                                        Assistant Treasurer of International Business
                                                        Machines Corporation ("IBM") and Chief
                                                        Investment Officer of IBM Retirement Funds
                                                        from 1986 to 1993; Member of the Investment
                                                        Advisory Committee of the State of New York
                                                        Common Retirement Fund since 1989; Member
                                                        of the Investment Advisory Committee of the
                                                        Howard Hughes Medical Institute from 1997 to
                                                        2000; Director, Duke University Management
                                                        Company from 1992 to 2004, Vice Chairman
                                                        thereof from 1998 to 2004 and Director Emeritus
                                                        thereof since 2004; Director, LaSalle Street Fund
                                                        from 1995 to 2001; Director, Kimco Realty
                                                        Corporation since 1997; Member of the Investment
                                                        Advisory Committee of the Virginia Retirement
                                                        System since 1998 and Vice Chairman thereof since
                                                        2002; Director, Montpelier Foundation since 1998
                                                        and its Vice Chairman since 2000; Member of the
                                                        Investment Committee of the Woodberry Forest
                                                        School since 2000; Member of the Investment
                                                        Committee of the National Trust for Historic
                                                        Preservation since 2000.

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005


Officers and Directors (continued)
                                                                                                    Number of
                                 Position(s)                                                       Portfolios in  Other Public
                                    Held     Length of                                             Fund Complex   Directorships
                                    with      Time      Principal Occupation(s)                     Overseen by      Held by
Name              Address & Age     Fund     Served     During Past 5 Years                           Director       Director
Independent Directors* (concluded)

Herbert I. London P.O. Box 9095     Director  2002 to   John M. Olin Professor of Humanities, New       38 Funds      None
                  Princeton, NJ               present   York University since 1993 and Professor        55 Portfolios
                  08543-9095                            thereof since 1980; President, Hudson
                  Age: 65                               Institute since 1997 and Trustee thereof
                                                        since 1980; Dean, Gallatin Division of
                                                        New York University from 1976 to 1993;
                                                        Distinguished Fellow, Herman Kahn Chair,
                                                        Hudson Institute from 1984 to 1985; Director,
                                                        Damon Corp. from 1991 to 1995; Overseer,
                                                        Center for Naval Analyses from 1983 to 1993.

Roberta Cooper    P.O. Box 9095     Director  2002 to   Shareholder, Modrall, Sperling, Roehl,          38 Funds      None
Ramo              Princeton, NJ               present   Harris & Sisk, P.A. since 1993; President,      55 Portfolios
                  08543-9095                            American Bar Association from 1995 to 1996
                  Age: 62                               and Member of the Board of Governors thereof
                                                        from 1994 to 1997; Shareholder, Poole, Kelly
                                                        & Ramo, Attorneys at Law, P.C. from 1977 to
                                                        1993; Director, ECMC Group (service provider
                                                        to students, schools and lenders) since 2001;
                                                        Director, United New Mexico Bank (now Wells
                                                        Fargo) from 1983 to 1988; Director, First
                                                        National Bank of New Mexico (now Wells Fargo)
                                                        from 1975 to 1976; Vice President, American Law
                                                        Institute since 2004.

Robert S.         P.O. Box 9095     Director  1996 to   Principal of STI Management(investment          38 Funds      None
Salomon,          Princeton, NJ               present   adviser)since 1994; Chairman and CEO of         55 Portfolios
Jr.               08543-9095                            Salomon Brothers Asset Management from
                  Age: 68                               1992 to 1995; Chairman of Salomon Brothers
                                                        equity mutual funds from 1992 to 1995;
                                                        regular columnist with Forbes Magazine from
                                                        1992 to 2002; Director of Stock Research and
                                                        U.S. Equity Strategist at Salomon Brothers
                                                        from 1975 to 1991; Trustee, Commonfund from
                                                        1980 to 2001.

Stephen B.        P.O. Box 9095     Director  1994 to   Chairman of Fernwood Advisors, Inc.             39 Funds      None
Swensrud          Princeton, NJ               present   (investment adviser) since 1996; Principal,     56 Portfolios
                  08543-9095                            Fernwood Associates (financial consultants)
                  Age: 71                               since 1975; Chairman of R.P.P. Corporation
                                                        (manufacturing company) since 1978; Director
                                                        of International Mobile Communications,
                                                        Incorporated (telecommunications) since 1998.

* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Officers and Directors (concluded)
                                  Position(s)
                                    Held      Length
                                    with      of Time
Name              Address & Age     Fund      Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke   P.O. Box 9011     Vice      1994 to   First Vice President of MLIM and FAM since 1997 and
                  Princeton, NJ     President present   Treasurer thereof since 1999; Senior Vice President and
                  08543-9011        and       and       Treasurer of Princeton Services since 1999 and Director
                  Age: 44           Treasurer 1999 to   since 2004; Vice President of FAMD since 1999; Vice President
                                              present   of MLIM and FAM from 1990 to 1997; Director of Taxation of
                                                        MLIM from 1990 to 2001.

Robin Elise Baum  P.O. Box 9011     Vice      2000 to   Managing Director of MLIM since 2002 (Equities); Director of
                  Princeton, NJ     President present   MLIM from 1999 to 2002; Vice President from 1995 to 1999.
                  08543-9011
                  Age: 44

Jeffrey Hiller    P.O. Box 9011     Chief      2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and
                  Princeton, NJ     Compliance present  First Vice Presidentand Chief Compliance Officer of MLIM
                  08543-9011        Officer             (Americas Region) since 2004; Global Director of Compliance at
                  Age: 53                               Morgan Stanley Investment Management from 2002 to 2004;
                                                        Managing Director and Global Director of Compliance at
                                                        Citigroup Management from 2000 to 2002; Chief Compliance
                                                        Officer at Soros Fund Asset Management in 2000; Chief
                                                        Compliance Officer at Prudential Financial from 1995 to 2000;
                                                        Senior Counsel in the Commission's Division of Enforcement in
                                                        Washington, D.C. from 1990 to 1995.

Alice A.          P.O. Box 9011     Secretary 2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President
Pellegrino        Princeton, NJ               present   of MLIM from 1999 to 2002; Attorney associated with MLIM since
                  08543-9011                            1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.
                  Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286



Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Andre F. Perold resigned as a Director of Merrill Lynch Mid Cap
Value Opportunities Fund of The Asset Program, Inc. effective
October 22, 2004.

Effective January 1, 2005, Terry K. Glenn retired as President and Director of The Fund. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.


Electronic Delivery



The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

MERRILL LYNCH MID CAP VALUE OPPORTUNITIES FUND
JANUARY 31, 2005

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees - Fiscal Year Ending January 31, 2005 - $28,000
                 Fiscal Year Ending January 31, 2004 - $25,600

(b) Audit-Related Fees - Fiscal Year Ending January 31, 2005 - $0
                         Fiscal Year Ending January 31, 2004 - $0

(c) Tax Fees -Fiscal Year Ending January 31, 2005 - $5,700
              Fiscal Year Ending January 31, 2004 - $5,200

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees - Fiscal Year Ending January 31, 2005 - $0
                     Fiscal Year Ending January 31, 2004 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending January 31, 2005 - $11,220,181
    Fiscal Year Ending January 31, 2004 - $18,176,900

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program,
Inc.

By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund
       of The Asset Program, Inc.

Date: March 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund
       of The Asset Program, Inc.

Date: March 21, 2005

By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Mid Cap Value Opportunities Fund
       of The Asset Program, Inc.

Date: March 21, 2005